412 P-1 03/09

SUPPLEMENT DATED MARCH 1, 2009
TO THE PROSPECTUS DATED MARCH 1, 2009 OF

FRANKLIN TEMPLETON HARD CURRENCY FUND

The prospectus is amended as follows:

Under the "Goal and Strategies" section, the following is added:

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund)and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Please keep this supplement for future reference